Securities and Exchange Commission
                             Washington, D.C. 20549
                                    Form 8-K
                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2000





                  COURTYARD BY MARRIOTT II LIMITED PARTNERSHIP

             (Exact name of registrant as specified in its charter)



 Delaware                               0-16728                     52-1533559
-------------------------------    ------------------------   -----------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



      10400 Fernwood Road, Bethesda, MD                    20817-1109
  --------------------------------------------        ---------------------
   (Address of principal executive office)                  (Zip Code)


               Registrant's telephone number, including area code: 301-380-2070

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ITEM 5.       OTHER EVENTS

                  On April 28,  2000,  the General  Partner  sent to the Limited
              Partners of the Partnership a letter that accompanied the Partnership's Annual Report on Form 10-K. Such letter is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.7 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Annual Report on Form 10-K for the Year Ended December 31, 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on this 28th day of April, 2000.

                                                     COURTYARD BY MARRIOTT II
                                                     LIMITED PARTNERSHIP

                                                     By:    CBM TWO LLC
                                                            General Partner

         April 28, 2000                              By:    /s/  Earla L. Stowe
                                                     Name:       Earla L. Stowe
                                                     Title:      Vice President

                                  EXHIBIT INDEX

Exhibit No.: 99.7     Description

                      Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Annual Report Form 10-K for the Year Ended December 31, 1999.